DYNCORP

                                TO

                              TRUSTEE

                The Riggs National Bank of Washington, D. C.


                             INDENTURE


                   Dated as of September 1, 1988


      16% Pay-In-Kind Junior Subordinated Debentures Due 2003


                        TABLE OF CONTENTS



Parties
Recitals of the Company

              ARTICLE ONE

              DEFINITIONS AND OTHER PROVISIONS
              OF GENERAL APPLICATION

SECTION 101.  Definitions
              Act
              Affiliate
              Agent under the Bank Credit
              Agreement
              Authenticating Agent
              Bank Credit Agreement
              Board of Directors
              Board Resolution
              Business Day
              Commission
              Company
              Company Request; Company Order
              Corporate Trust office
              corporation
              Defaulted Interest
              Distribution in Kind
              DME Holdings, Inc.
              Event of Default
              Holder
              Incur
              Indebtedness
              Indenture
              Insolvency or Liquidation
              Proceeding
              Interest Payment Date
              Lien
              Maturity
              Merger
              Merger Agreement
              Officer
              Officers'Certificate
              Opinion of Counsel
              Outstanding
              Paying Agent
              Payment in Full
              Person
              Predecessor Security
              Principal
              Redemption Date
              Redemption Price
              Regular Record Date
              Reorganization securities
              Representative
              Responsible Officer
              Securities
              Security Register; Security
              Registrar
              Senior Indebtedness
              Significant Subsidiary
              Special Record Date
              Stated Maturity
              Subsidiary
              Trustee
              Trust Indenture Act
              U.S. Government Obligations
              Vice President
              Voting Stock

SECTION  102.  Compliance Certificates and
               opinions

SECTION  103.  Form of Documents Delivered to
               Trustee

SECTION  104.  Acts of Holders

SECTION  105.  Notices, Etc., to Trustee and
               Company

SECTION  106.  Notice to Holders; Waiver

SECTION  107.  Conflict with Trust Indenture
               Act

SECTION  108.  Effect of Headings and Table
               of Contents

SECTION  109.  Successors and Assigns

SECTION  110.  Severability Clause

SECTION  111.  Benefits of Indenture

SECTION  112.  Choice of Law: Consent to Juris-
               diction; Jury Trial

SECTION  113.  Legal Holidays

SECTION  114.  Limitation on Agreements

SECTION 115. Immunity of Incorporators, Stockholders, Officers and Directors


                          ARTICLE TWO

                        SECURITY FORMS

SECTION  201.  Forms Generally

SECTION  202.  Form of Face of Security

SECTION  203.  Form of Reverse of Security

SECTION  204.  Form of Trustee's Certificate
                    of Authentication


                        ARTICLE THREE

                       THE SECURITIES

SECTION  301.  Title and Terms

SECTION  302.  Denominations

SECTION  303.  Execution, Authentication,
                 Delivery and Dating

SECTION  304.  Temporary securities

SECTION  305.  Registration of Transfer
                    and Exchange

SECTION  306.  Mutilated, Destroyed, Lost and
                    Stolen Securities

SECTION  307.  Payment of Interest; Interest
                    Rights Preserved

SECTION  308.  Persons Deemed Owners

SECTION  309.  Cancellation

SECTION   310. Computation of Interest

                          ARTICLE FOUR

                  SATISFACTION AND DISCHARGE

SECTION   401.  Satisfaction and Discharge of
                     Indenture

SECTION   402.  Application of Trustee Money;
                     Indemnification

SECTION   403.  Defeasance and Discharge of
                     Securities

                          ARTICLE FIVE

                            REMEDIES

SECTION   501.  Events of Default

SECTION   502.  Acceleration of Maturity; Recision
                     and Annulment

SECTION   503.  Collection of Indebtedness and
                     Suits for Enforcement by
                     Trustee

SECTION   504.  Trustee May File Proofs of Claim

SECTION   505.  Trustee May Enforce Claims Without
                     Possession of Securities

SECTION   506.  Application of Money Collected

SECTION   507.  Limitation on Suits

SECTION   508.  Unconditional Right of Holders to
                     Receive Principal, Premium
                     and Interest

SECTION   509.  Restoration of Rights and
                     Remedies

SECTION   510.  Rights and Remedies Cumulative

SECTION   511.  Delay or Omission Not Waiver

SECTION   512.  Control by Holders

SECTION   513.  Waiver of Past Defaults

SECTION   514.  Undertaking for Costs

SECTION   515.  Waiver of Stay, Extension and Usury
                      Laws


                           ARTICLE SIX

                           THE TRUSTEE

SECTION   601.  Certain Duties and Responsibilities

SECTION   602.  Notice of Defaults

SECTION  603.   Certain Rights of Trustee

SECTION  604.   Not Responsible for Recitals or
                      Issuance of Securities

SECTION  605.   May Hold Securities

SECTION  606.   Money Held in Trust

SECTION  607.   Compensation and Reimbursement

SECTION  608.   Disqualification; Conflicting
                      Interests

SECTION  609.   Corporate Trustee Required;
                      Eligibility

SECTION  610.   Resignation and Removal;
                      Appointment of Successor

SECTION   611.  Acceptance of Appointment by
                Successor

SECTION   612.  Merger, Conversion, Consolidation
                or Succession to Business

SECTION   613.  Preferential Collection of Claims
                Against Company

SECTION   614.  Appointment of Authenticating Agent

                           ARTICLE SEVEN

         HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION   701.  Company to Furnish Trustee Names
                and Addresses Holders

SECTION   702.  Preservation of Information;
                Communications to Holders

SECTION   703.  Reports by Trustee

SECTION   704.  Reports by Company


                           ARTICLE EIGHT

            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER
                              OR LEASE

SECTION   801.  Company May Consolidate, Etc.,
                only on Certain Terms

SECTION   802.  Successor Substituted


                ARTICLE NINE

                SUPPLEMENTAL INDENTURES

SECTION   901.  Supplemental Indentures Without
                Consent of Holders

SECTION   902.  Supplemental Indentures with
                Consent of Holders

SECTION   903.  Execution of Supplemental
                    Indentures

SECTION   904.  Effect of Supplemental
                    Indentures

SECTION   905.  Conformity with Trust
                    Indenture Act

SECTION   906.  Reference in Securities to Supplemental
                Indentures

SECTION   907.  Limitations of Amendments


                                            ARTICLE TEN

                                             COVENANTS

SECTION 1001.   Payment of Securities

SECTION   1002. Maintenance of Office or Agency

SECTION   1003. Money for Security Payments to Be Held in
                      Trust

SECTION   1004. Preservation of Corporate Existence

SECTION   1005. Maintenance of Properties

SECTION   1006. Payment of Taxes and Other Claims

SECTION   1007.  Statement by Officers as to Default


                                          ARTICLE ELEVEN

                                    REDEMPTION OF SECURITIES

SECTION 1101.  Right of Redemption

SECTION 1102.  Applicability of Article

SECTION 1103.  Election to Redeem; Notice to Trustee

SECTION 1104.  Selection by Trustee of Securities
                 to be Redeemed

SECTION 1105.  Notice of Redemption

SECTION 1106.  Deposit of Redemption Price

SECTION 1107.  Securities Payable on Redemption
                      Date

SECTION 1108.    Securities Redeemed in Part

SECTION 1109.    Notice of Redemption to Agent



                         ARTICLE TWELVE

                          SINKING FUND

SECTION 1201.  Sinking Fund Payments

SECTION 1202.  Satisfaction of Sinking Fund
                      Payments with Securities

SECTION 1203.  Redemption of Securities for
                      Sinking Fund


                        ARTICLE THIRTEEN

                  SUBORDINATION OF SECURITIES

SECTION 1301.  Securities Subordinate to Senior
                      Indebtedness

SECTION 1302.  Payment Over of Proceeds Upon
                      Dissolution, Etc.

SECTION 1303.  Default on Senior Indebtedness

SECTION 1304.  Subrogation to Rights of Holders of
                      Senior Indebtedness

SECTION 1305.  Rights of Holders Not to Be
                      Impaired

SECTION 1306.  Trustee to Effectuate Subordination

SECTION 1307.  No Waiver of Subordination
                      Provisions

SECTION 1308.  Notice to Trustee

SECTION 1309.   Reliance on Court Orders; Evidence
                of Status

SECTION  1310.  Payment

SECTION  1311.  Right of Trustee an Holder of Senior Indebtedness

SECTION  1312.  Article Not to Prevent Events of Default

SECTION  1313.  Trustee's Compensation Not Prejudiced

SECTION 1314. Limitation on Obligation of Trustee and Holders of securities

SECTION  1315.  Distribution or Notice to Representative

SECTION  1316.  Application by Trustee of Nonies
                Paid to It


          INDENTURE, dated as of September 1, 1988, between DynCorp, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which termincludes any successor corporation or corporations under the Indenture), having its principal office at McLean, Virginia 22101, and The Riggs National Bank of Washington, D.C., a national association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee").

                      RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 16% Pay-in-Kind Junior Subordinated Debentures (hereincalled the "Securities" which term shall include any additional 16% Junior Subordinated Debentures paid in lieu of cash interest payments pursuant to the terms hereof and thereof), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.


           All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company,in accordance with their and its terms have been done.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                            ARTICLE ONE

                 DEFINITIONS AND OTHER PROVISIONS
                     OF GENERAL APPLICATION

SECTION 101.  Definitions.

       For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

       (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

       (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

       (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

      (4) the words "herein", "hereof" and "hereunder" and otherwords of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Six, are defined in that Article.

   "Act" when used with respect to any Holder, has the meaning specified in
Section 104.

   "Affiliate"of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Agent under the Bank Credit Agreement" shall mean the then acting Agent (or if there is more than one Agent, a majority of the Agents) under the Bank Credit Agreement or any successor thereto exercising substantially the same rights and powers and, if there is then no acting agent under the Bank Credit Agreement, or there is then no such successor, holders of Senior Indebtedness under or with respect to the Bank Credit Agreement holding a majority of the principal amount of Senior Indebtedness outstanding thereunder.

    "Authenticating Agent" means any Person authorized by the Trustee to act Trustee to act on behalf of the Trustee to authenticate Securities.

    "Bank Credit Agreement" means (i) the Credit Agreement dated as of March 2, 1988 among DME Holdings, Inc., Bankers Trust Company as Agent and the Banks listed on Schedule I thereto, as the same may from time to time be amended, renewed, supplemented or otherwise modified, and any other agreement pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements and other indemnities payable or owing thereunder may be refinanced, restructured, renewed or refunded, as any such other agreement may from time to time be amended, supplemented, renewed or othermodified;
and (ii) after the Agent under the Bank Credit Agreement referred to in clause (i) hereof has acknowledged in writing that such Bank Credit Agreement has been terminated and all outstanding indebtedness and obligations thereunder or with respect thereto have been repaid in full in cash and discharged, any successor to or replacement of (as designated by the Board of Directors of the Company, in its sole judgment, and evidenced by a resolution) such Bank
Credit Agreement, as such successor or replacement may from time to time be amended, renewed, supplemented or, otherwise modified.

          "Board of Directors" means either the board of directors of the Company (or, as the context may require, any other obligor upon the Securities) or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company (or, as the context may require, any other obligor upon the Securities) to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

           "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in any place of payment are authorized or obligated by law or executive order to close.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Company" means the Person named as the "Company in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

           "Corporate Trust Office" means the principal office of the Trustee (which office at the date of execution of this Indenture is located at Trust Department, 808 17th Street, Second Floor, Washington, D.C. 20006) at which at any particular time its corporate trust business shall be administered.

          "Corporation" means a corporation, association, company, joint-stock company or business trust.

           "Defaulted  Interest" has the meaning specified in Section 307.

            "Distribution in Kind" means any payment or distribution, on account of interest on the Securities, made by delivery of additional Securities of the same or any different series upon substantially the same terms as the Securities.

           "DME Holdings, Inc." means DME Holdings, Inc., a Delaware corporation, which is to be merged with and into the Company pursuant to the Merger Agreement.

           "Event of Default" has the meaning specified in Section 501.

           "Holder" means a Person in whose name a Security is registered in the Security Register and any Person who is the holder of a Security which is deemed to be Outstanding hereunder.

          "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, assume, guarantee, incur or otherwise become liable in respect of such Indebtedness or other obligation (and "Incurrence", "Incurred" and "Incurring"shall have meanings correlative to the foregoing), provided that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

           "Indebtedness" means, with respect to any Person, and without and without duplication, (i) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), (ii) all reimbursement obligations and other (contingent or otherwise) of such Person with respect to letters of credit or bankers, acceptances issued for the account of such Person or with respect to interest rate protection agreements or currency exchange agreements, (iii) all obligations and other liabilities (contingent or otherwise) of such Person with respect to any conditional sale, installment sale or other title retention agreement, purchase money mortgage or security interest, or otherwise to pay the deferred purchase price of property or services (except trade accounts payable and accrued expenses arising in the ordinary course of business) or in respect of any sale and leaseback arranagement, (iv) all obligations and liabilities (contingent or otherwise) in respect of leases by such Person as lessee which, in conformity with generally accepted accounting principles, are required to be accounted for as capitalized lease obligations on the balance sheet of such Person and (v) all direct or indirect guaranties or similar agreements in respect of, and obligations or liabilities (contingent or otherwise) to purchase or otherwise acquire or otherwise to assure a creditor against loss in respect of, indebtedness, obligations or liabilities of others.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

           "Insolvency or Liquidation Proceeding" means (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to its assets, or (ii) any liquidation, dissolution, reorganization or winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

            "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

           "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Merger" means the Merger of DME Holdings, Inc. with and into the Company, pursuant to the Merger Agreement.

           "Merger Agreement" means the Amended and Restated Agreement and Plan of Merger, dated as of January 24, 1988, as the same may be amended from time to time, among the Company, DME Holdings, Inc., Capricorn Investors, L.P. and Pittsfield Finance Company.

           "Officer" means the Chairman of the Board, the President, any Vice President, or the Treasurer or chief financial officer of the Company.

           "Officers' Certificate" means a certificate signed by two officers, one of whom must be the Chairman of the Board, the President or the Treasurer or chief financial officer of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

           "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except

                     (i)  Securities theretofore cancelled by the
          Trustee or delivered to the Trustee for cancellation;

                     (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company
          (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                     (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

        "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

        "Payment in Full" means, for purposes of Article Thirteen, (i) with respect to Senior Indebtedness under or with respect to the Bank Credit Agreement, payment in full in cash thereof, and (ii) with respect to other Senior Indebtedness (other than Senior Indebtedness under or with respect to the Bank Credit Agreement) payment in full thereof or due provision for payment thereof (x) in accordance with the term of the agreement or instrument pursuant to which such Senior Indebtedness was issued or is governed or (y) otherwise to the reasonable satisfaction of the holders of such Senior Indebtedness (or their Representatives).

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

           "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutiliated, destroyed, lost lost or stolen Security.

          "Principal" of any Indebtedness means the outstanding principal amount owing under the agreement or instrument creating, evidencing or governing such Indebtedness, any amount payable under any intereset rate protection agreements or currency exchange agreements, any amount owing under any capitalized lease obligation which is required to be capitalized in accordance with generally accepted accounting principles, the amount of reimbursement obligations under any letters of credit or bankers' acceptances, the base purchase price payable under any conditional sale or title retention agreement, and other comparable amounts analogous to the principal amount of any obligation, exclusive, in each case, of any amounts in respect of interest, fees, expenses, indemnities or other similar items.

           "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

           "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

           "Regular Record Date" for the interest payable on any Interest Payment Date means June 10 or December 10 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Reorganization Securities" means shares of stock of the Company, or its successor, as reorganized, or other securities of the Company or any other person provided for by a plan of reorganization, the payment of which is subordinated, at least to the same extent as the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding and the principal of which is due no earlier than the principal of the Securities, provided that the rights of the holders of the Senior Indebtedness are not impaired thereby or such holders as a class shall have approved such plan of reorganization.

           "Representative" means the trustee, agent or other representative for holders of all or any of the Senior Indebtedness, if any, designated in the indenture, agreement or other document governing such senior Indebtedness or pursuant to which it was issued, or otherwise duly designated by the holders of such Senior Indebtedness, and with respect to the holders of Senior Indebtedness under the Bank Credit Agreement shall include the Agent under the Bank Credit Agreement.

           "Responsible officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant vice president, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

           "Securities" has the meaning specified in the recitals of this Indenture.

           "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

           "Senior Indebtedness" means all Indebtedness other than the Securities payable directly or indirectly by the Company, whether outstanding on the date of this Indenture or hereafter created, incurred or assumed by the Company, including, without limitation, (1) the principal of and interest on all loans, letters of credit and other extensions of credit under the Bank Credit Agreement, and all expenses, fees, reimbursements, indemnities and other amounts owing by the Company pursuant to the Bank Credit Agreement, (2) all amounts due under the Letter of Credit Agreement dated as of December 14, 1987 between the Company and Bankers Trust Company, as the same may from time to time be amended, renewed, supplemented or otherwise modified, (3) all amounts due under the interest rate protection agreements entered into with respect to payment obligations under the Bank Credit Agreement, as the same may from time to time amended, renewed, supplemented or otherwise modified, and (4) renewals, extensions, refinancings, refundings, and replacements of items described in Subsections (1) and (2) of this paragraph. Notwithstanding anything to the contrary set forth above, "Senior Indebtedness" shall not include any accounts payable or other obligations owing to trade creditors created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services.

           All interest accrued on any Senior Indebtedness, in accordance with and at the contract rates specified in the agreement or instrument creating, evidencing or governing such Senior Indebtedness, shall constitute Senior Indebtedness both for periods before and for periods after the commencement ofany Insolvency or Liquidation Proceeding, even if the claim for such interest is not allowed pursuant to applicable law; provided, that no increase in the rate of interest applicable by reason of a default or event of default under or in respect of Senior Indebtedness shall constitute Senior Indebtedness after the commencement of such Insolvency or Liquidation Proceeding if and to the extent such increase results in an increase of more than 2% per annum over the rate of interest that would have been in effect had such default not occurred and the claim for such excess increased interest is not allowed; provided that (i) amounts bearing interest at a fixed rate prior to the time of default or event of default may bear interest thereafter at a fluctuating rate per annum and, to the extent the rate based upon such fluctuating rate per annum does not exceed by more than 2% the rate of interest which would otherwise be applicable to loans based upon such fluctuating rate per annum, such default rate shall not be deemed to cause the increase to exceed 2% and (ii) fluctuations in the default rate of interest to attributable fluctuations in the underlying rate with respect to which such default rate is computed shall not be deemed to cause the increase to exceed 2%.

           To the extent any payment of Senior Indebtedness (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Indebtedness is declared to be fraudulent, invalid or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts which would have come due with respect thereto had such obligations not been so affected) shall be deemed to be reinstated and outstanding as Senior Indebtedness for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

        "Significant Subsidiary" means, with respect to any Person or Persons, a subsidiary of such Person or Persons which would be a Significant Subsidiary of such Person or Persons pursuant to the definition of Significant Subsidiary under Rule 1-02(v) of regulation S-X promulgated under the Securities Act
(17 C.F.R. Section 210.1-02(b)) if such Person or Persons were deemed to be the registrant thereunder.

        "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

        "Stated Maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

           "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other subsidiaries.

          "Trustee" means the person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Trustee" shall mean such successor Trustee.

           "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

          "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which in either case, is not callable or redeemable at the option of the issuer thereof.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

           "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

SECTION 102.  Compliance Certificates and Opinions.

           Upon any application or request by the Company and any other obligor upon the Securities to the Trustee to take any action under any provision of this Indenture, the Company and any other obligor upon the other obligor upon the Securities shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request no additional certificate or opinion need be furnished.

           Every certificate.or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

           (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

           Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.

           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized public or other officer authorized by law to take acknowledgment of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

           (c) The ownership of Securities shall be proved by the Security Register.

           (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.  Notices, Etc., to Trustee and Company.

           Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,

          Attention: Corporate Trust Department; or


                     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company (Attention: Senior Vice President and General Counsel addressed to it at the address of its principal office or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.- Notice to Holders; Waiver.

           Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

           In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.

           If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 108.  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

           All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Severability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

           Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Choice of Law: Consent to Jurisdiction;
              Jury Trial,

                (a) This Indenture and the Securities shall be governed by and construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                (b) All judicial proceedings brought against the Company with respect to this Indenture or the Securities may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Indenture, the Company acceptse for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Indenture from which no appeal has been taken or is available. The company irrevocably designates and appoints The Corporation Trust Company, 1633 Broadway, New York, New York 10019 as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by such persons to be effective and binding service in every respect. The Company irrevocably consents to the service of process of any of the aforementioned courts in any such acting or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its notice address specified in Section 105, such service to become effective ten (10) days after such mailing. The Company irrevocably waives, to the fullest extent permitted by applicable law, trial by jury and any objection, including, without limitation, any objection of the laying of venue or based on the grounds of forum non conveniens which it may not or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Trustee or the Holders, in accordance with the with the provisions of this Indenture, to bring proceedings against the Company in the courts of any other jurisdiction.

SECTION 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114.  Limitation on Agreements.

        All obligations of the Company under this Indenture whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by by reason of demand being made on the Securities or otherwise, shall the amount paid, or agreed to be paid to the Holders of Securities or for the payment or performance of any covenant or obligation contained herein exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provisions hereof or of any such documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Company shall ever receive interest or anything which is deemed interest under applicable law which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Securities and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Securities, such excess shall be refunded to the Holders. All sums paid or or agreed to be paid to the Company for the use, forbearance or detention of the indebtedness of the Company shall, to the extent permitted by applicable law, be amortized, pro rated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law. The terms and provisions of this Section 114 shall control and supersede every other provision of this Indenture.

SECTION 115. Immunity of Incorporators, Stockholders,
             Officers and Directors.

        No recourse for the payment of the principal of or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse underor upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of and as a consideration for, the execution of this Indenture and the issue of Securities.

                       ARTICLE TWO

                      SECURITY FORMS

SECTION 201. Forms Generally.

       The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions,substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the securities. The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  Form of Face of Security.

                                DYNCORP
         16% Pay-in-Kind Junior Subordinated Debentures
                              Due 2003

       AS STATED IN ARTICLE THIRTEEN OF THE INDENTURE, THE RIGHTS OF THE HOLDER HEREOF HAVE BEEN SUBORDINATED TO ALL SENIOR INDEBTEDNESS (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN) OF THE COMPANY.

      AS REQUIRED BY SECTION 1275 OF THE INTERNAL REVENUE CODE OF 1986 AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, THE COMPANY HEREBY SETS FORTH THE FOLLOWING INFORMATION: THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS _% OF ITS PRINCIPAL AMOUNT; THE ISSUE DATE IS 19-; THE YIELD TO MATURITY IS
%; THE METHOD USED TO DETERMINE THE YIELD IS          ; AND THE AMOUNT OF
ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF
     19_ TO     19   IS _ % OF THE PRINCIPAL AMOUNT OF THIS SECURITY.

      HOLDERS SHOULD BE AWARE THAT THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT AND THAT DENOMINATION OF PAYMENTS RECEIVED ON THIS SECURITY (WHETHER AS INTEREST OR PRINCIPAL) WILL NOT BE DETERMINATIVE FOR FEDERAL INCOME TAX PURPOSES.
No.                                                $

        DynCorp, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor
Person under the Indenture hereinafter referred to)      , for value received,
hereby promises to pay to                , or registered assigns, the principal
sum of                   Dollars on June 30, 2003, and to pay interest thereon,
from the date of this Security, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 30 and December 31 in each year, commencing the first Interest Payment Date following the date of this Security, at the rate of 16% per annum. The
The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 10 or December 10 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in
Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee or at the office or agency of the Company maintained for that purpose in the District of Columbia, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or, at the option of the company, but only for interest on this Security accruing during the period prior to September 1, 1995, additional Securities in a principal amount not to exceed the amount of such interest payment, rounded to the nearest dollar; provided, however, that at the option of the Company payment of interest may be made by check (or, for interest accrued prior to September 1, 1995 which the Company elects to pay in additional Securities, such additional Securities) mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Interest shall accrue on such additional Securities from and including the date of issuance of such additional Securities.

  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

             Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

             Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

Dated:                       DYNCORP

(Seal)
                             By  Vice President

                                 Secretary


SECTION 203.  Form of Reverse of Security.

        This Security is one of a duly authorized issue of Securities of the Company designated as its 16% Pay-in-Kind Junior Subordinated Debentures Due 2003 (herein called the "Securities"), issued and to be issued under an Indenture, dated as of September 1, 1988 (herein called the "Indenture"), between the Company and The Riggs National Bank of Washington, D. C., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail, at any time at the option of the Company, at a Redemption Price equal to 100% of the principal amount of Securities so redeemed, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

         The sinking fund provides for the redemption on June 30 in each year beginning with the year 1999 and ending with the year 2003 of twenty percent (20%) of the highest amount at any time outstanding at any time prior to such date of redemption. Securities previously retired (other than through the mandatory redemption) and not previously credited against the Securities mandatory redemption requirement, may be used to satisfy the annual mandatory redemption requirement, in whole or in part, at the Company's option.

             In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

             The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same,
(a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default (as defined in the Indenture) shall occur and be continuing, the principal of all the Securities may, subject to the provisions of the Indenture, be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding and, under certain limited circumstances, without the consent of the Holders of the Securities under the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and
their consequences.   Any such consent or waiver by the Holder of this Security
shall be conclusive and binding upon such Holder and upon all future Holders of this security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

           Subject to the provisions of this Indenture, no provision of this Security shall alter or impair the right of the Holder, which is absolute and unconditional, to receive payment of the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

           As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Security Registrar in the District of Columbia, or any other office or agency maintained by the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons and, subject to Section 302 of the Indenture, in denominations of $100 or any integral multiple thereof. The Company reserves the right to issue fractional Securities in amounts less than $100, which fractional Securities may, at the option of the Company (a) be aggregated by the Company for sale in the open market or in an auction process, with cash proceeds therefrom being distributed to Holders otherwise entitled to fractional Securities on a pro rata basis, or
(b) be redeemed by the Company for cash consideration equal to $100 multiplied by such fraction of a Security. If the Company elects to sell fractional Securities, Holders will have no right against the Company related to such sale other than the receipt of their proportionate interest in the proceeds of such sale. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security may be overdue, and neither the Company, the Trustee nor any such agent shall be affected by any notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

       THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

SECTION 204.  Form of Trustee's Certificate of Authentication.

      This is one of the Securities referred to in the within-mentioned
Indenture.

Dated:                            The Riggs National Bank of
                                    Washington, D.C.
                                  as Trustee


                                  By
                                         Authorized Signature


                               ARTICLE THREE

                                   THE SECURITIES

SECTION 301.  Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture shall be equal to $161,900,000, except for (i) Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1008, (ii) additional Securities issued in exchange for shares of the Class B Preferred Stock of the Company pursuant to the Restated Certificate of Incorporation of the Company, which is on file with the Secretary of State of Delaware; and (iii) additional Securities issued pursuant to the terms of the Securities in respect of interest accruing thereon.

          The Securities shall be known and designated as the designated as the "16% Junior Subordinated Debentures" of the Company.
Their Stated Maturity shall be June 30, 2003, and they shall bear interest at the rate of 16% per annum from the date of the Security of from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 30 and December 31, commencing with the first Interest Payment Date following the date on which Securities are first Outstanding under this Indenture, until the principal thereof is paid or made available for payment. The Securities are issuable, at the option of the Company, in series, denominated Series A through Series Z, with all terms of such series being identical except for the legend, if any, on such series with respect to any original issue discount and except that Securities of each series shall bear interest from the date on which Securities of such series first are issued.

              The principal of and interest on the Securities shall be payable at the Corporate Trust Office of the Trustee or at the office or agency of the Company in McLean, Virginia, maintained for such purpose and at any other office or agency maintained by the Company for such purpose and shall be payable in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts, or at the option of the Company but only for interest accruing prior to September 1, 1995, be paid in whole or in part in lieu of the payment of interest in cash, in additional Securities in an aggregate principal amount equal to the amount of such interest payment or portion thereof, rounded to the nearest dollar; provided, however, that at the option of the Company payment of interest may be made by check (or, for interest accrued prior to September 1, 1995, which the Company elects to pay in additional Securities, such additional Securities) mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided further, that interest shall not be so payable in whole or in part in additional Securities in lieu of cash from and after the date of any deposit of money pursuant to Section 401.

        The Securities shall be redeemable as provided in Article Eleven.

        The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

        The Securities shall be entitled to the benefits, and be redeemable through operation, of the sinking fund as provided in Article Twelve.

SECTION 302.  Denominations.


         The Securities shall be issuable only in registered form without coupons. The Securities may be issued in denominations of $100 and any integral multiple thereof. Notwithstanding anaything herein to the contrary, the Company reserves the right to issue Securities in denominations of less than $100. SECTION 303. Execution,

SECTION 303.  Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents and signed or countersigned by its Treasurer or Secretary, with the corporate seal of the Company reproduced or printed thereon. The signature of any of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture and after authentication and delivery of the original issue of Securities issued and delivered under this Indenture, the Company may deliver securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities (including specific directions as to the amount of original issue discount, if any, to be stated on such Securities); and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise; provided, however, that the only Securities that shall be executed by the Company and authenticated and delivered by the Trustee shall be (x) Securities issued in exchange for shares of the Class B Preferred Stock of the Company pursuant to the Restated Certificate of Incorporation of the Company, (y) Securities issued in respect of interest pursuant to the terms of the Securities and (z) Securities issued upon registration of transfer or, or in exchange for in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1008.

      Each Security shall be dated the date of its authentication. No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature. In all cases, such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.  Temporary securities.

      Pending the preparation of definitive Securities, the Company may execute and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such securities.

      If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchange the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities. SECTION 305. Registration of Transfer

SECTION 305.  Registration of Transfer and Exchange.

        The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

        Upon surrender for registration of transfer of any Security at any office or agency of the Company designated pursuant to Section 1002 for such purpose, purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated trasnferee or transferees, one or more now Securities of any authorized denominations and of a like aggregate
principal amount.            At the option of the

        At the option of the Holder, Securities may be exchanged for other securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive; provided, however, that such exchange shall not (without the authorization of the Company) increase the number of outstanding Securities the principal amounts of which are other than $100 or an integral multiple of $100.

        All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

       Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108, not involving any transfer.

       The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeamed portion of any Security being redeemed in part.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new security of like tenor and principal amount and bearing a number not contemporaneously outstanding.


         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen securities.

SECTION 307.  Payment of Interest: Interest Rights Preserved.

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, if permitted pursuant to Article 13, at its election in each case, as provided in clause (1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money (or, for Defaulted Interest accruing prior to September 1, 1995, a principal amount of additional Securities) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money (or additional Securities, as the case may be) when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid to each Holder at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

             Subject to the foregoing provisions of this Section 307, each Security delivered under this Indenture upon registration of transfers of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

SECTION 309.  Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment pursuant to Section 1202 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be
promptly cancelled by the Trustee.   No Securities shall be authenticated in
lieu of or in exchange for any Securities cancelled as provided in this
Section 309, except as expressly permitted by this Indenture.  All cancelled

     Securities held by the Trustee shall be destroyed unless otherwise directed by a Company Order.

SECTION 310.  Computation of Interest.

      Interest on Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                          ARTICLE FOUR

                   SATISFACTION AND DISCHARGE.

SECTION 401.  Satisfaction and Discharae of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

          (i)   have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year, or

          (iii) are to be called for redemption within one year under under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B) (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

          (3) no Event of Default under clause (1) or (2) of Section 501 is then in existence;

          (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with;

          (5) if the Bank Credit Agreement is then in effect, not more than than 30 days prior to the acceptance by the Trustee of any deposit of funds with the Trustee pursuant to clause (1) hereof, the Trustee shall have given written notice of such proposed deposit of funds to the Agent under the Bank Credit Agreement and (i) the Trustee shall have received, within 15 days after such notice shall have been given, a written notice from such Agent to the effect that such deposit of funds is, at the time, permitted under the Bank Credit Agreement, or (ii) if, within such 15-day period, the Trustee shall not have received such notice from the Agent, the Trustee shall have received an opinion of Counsel to the effect that such deposit is, at the time, permitted under the Bank Credit Agreement. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money; Indemnification

    (a) Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to section 401, all money and U.S. Government obligations deposited with the Trustee pursuant to Section 403 and all money received by the Trustee in respect of U.S. Government obligations deposited with the Trustee pursuant to Section 403, (i) shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such monoey has been deposted with the Trustee and (ii) if each and all of the conditions are met, including, without limitation, those in Sections 401(5) and 403(6) at the time of such deposit, shall not be subject to the provisions of Article Thirteen hereof.


    (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 403 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

       (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 403 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money were deposited or received.

SECTION 403.  Defeasance and Discharge of Securities.

        Notwithstanding Section 401, the Company shall be deemed to have paid and discharged the entire indebtedness of this Indenture as it relates to such outstanding Securities (except as to (A) the rights of Holders of Securities to receive payment of the principal of, or interest on, such Securities on the Stated Maturity of such principal or interest applicable to the Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, under Section 607, and (D) Sections 401, 402, 610 and this Section 403, which in each case shall survive until otherwise terminated or discharged hereunder), and this Indenture shall no longer be in effect, and the Trustee, at the expense of the Company, shall, upon company Request, execute proper instruments acknowledging the same, provided that each of the following conditions have been satisfied:

            (1) the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609), irrevocably (irrespective of whether the conditions in paragraphs (2), (3), (4) or (5) below have been satisfied), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, with reference to this Section 403, (A) money in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before any Stated Maturity referred to below in this subparagraph, money in an amount, of (C) a combination thereof, sufficient, in the case of (B) or (C) in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of, and interest on, such Outstanding Securities on the Stated Maturity of such principal or interest;

          (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (3) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(7) or Section 501(8) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(7) or Section 501(8) shall have occurred and be continuing on the 91st day after such date; (4) the Company has delivered to

          (4) the Company has delivered to the Trustee an Opinion of Counsel, substantially free of any qualifications, other than those relating to laws of bankruptcy, insolvency or reorganization and to general equity principles, to the effect that (A) (i) since the date of this Indenture there has been a change in the applicable Federal income tax law (including a change in the official interpretation thereof) or (ii) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, in either case, to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred and (B) the defeasance of this Indenture and the deposit of trust funds pursuant to this Section 403 will not create an "investment company" (as defined in the Investment Company Act of 1940) or in any way result in a violation of any of the provisions of the Investment Company Act of 1940;

          (5) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance and discharge of the entire indebtedness on all Outstanding Securities as contemplated by this Section have have been complied with.

          (6) if the Bank Credit Agreement is then in effect, not more than 30 days prior to the acceptance by the Trustee of any deposit of funds with the Trustee pursuant to this Section 403 hereof, the Trustee shall have given written notice of such proposed deposit of funds to the Agent under the Bank Credit Agreement and (i) the Trustee shall have received, within 15 days after such notice shall have been given, a written notice from such Agent to the effect that such deposit of funds is, at the time, permitted under the Bank Credit Agreement, or (ii) if, within such 15-day period, the Trustee shall not have received such notice from the Agent, the Trustee shall have received an opinion of Counsel to the affect that such deposit is, at the time, permitted under the Bank Credit Agreement. In the event that any other trustee is appointed by the Company pursuant to subparagraph (1) above, the Trustee shall have no responsibility with respect to the performance by such other trustee of its duties or with respect to any monies or U.S. Government Obligations deposited with such other trustee.

                               ARTICLE FIVE

                                 REMEDIES  SECTION 501.

SECTION 501.  Events of Default.

       "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

       (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

      (2) default in the payment of the principal of any Security at its Maturity; or

      (3) default in the deposit of any sinking fund payment, when and as due by the terms of Sections 1201 and 1203; or

      (4) default in the due performance or observance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the rustee or to the Company and the Trustee by the Holders of at least 33-1/3% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (5) (i) default by the Company or any of its Subsidiaries in the due payment after any applicable stated grace period of any Indebtedness or issue or series of Indebtedness having an outstanding principal amount of $15,000,000 or more or (ii) default of or breach in the due performance or observance, of any covenant or agreement contained in any bond, debenture, note or instrument evidencing any such Indebtedness or contained in any mortgage, indenture or other instrument or agreement under which there may be issued or secured any such Indebtedness (including the Bank Credit Agreement), whether any such Indebtedness now exists or shall hereafter be created or any circumstance shall occur with respect to such Indebtedness, and the effect of such default, breach or circumstance described in either clause (i) or clause (ii) above is to cause Indebtedness in an aggregate principal amount of $15,000,000 or more to become due and payable prior to the date it would otherwise become due and payable; or

        (6) the entry of a judgment or judgments or order for the payment of money in excess of $15,000,000 against the Company or any of its Significant Subsidiaries which has become final and not subject to appeal, and the continuance of such judgment or order unstayed, in effect and unpaid for a period of 60 consecutive days; or

        (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable
Federal or State bankruptcy, insolvency, reorganization or other similar law or
(B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and in the case of (A) and (B), the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

        (8) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other voluntary case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the company or any significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action.

SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

        Subject to the provisions of Article Thirteen, if an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than 33-1/3% in principal amount of the Outstanding Securities may, the Outstanding Securities may, upon ten days' prior written notice to the Agent under the Bank Credit Agreement (and provided that the Event of Default is continuing at the end of such ten-day period), or, if the Bank Credit Agreement is no longer in effect, immediately declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable. At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) The Company has paid or deposted with the Trustee a sum sufficient to pay

              (A) all overdue interest on all Securities,

              (B) the principal of any Securities which have become due
               otherwise than by such declaration of acceleration, including any amounts due under Section 1106, hereof, and interest thereon at the rate borne by the Securities,

              (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Company covenants that if:             (1)  default is

        (1) default if made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

        (2) default is made in the payment of the principal of any Security at the Maturity thereof or the payment of any amount due under Section 1106 hereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

             If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid may prosecute such proceeding to judgment or final decree and may prosecute such proceeding to judgment or final decree and may enforce the same against the company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

           If an Event of Default occurs and is
continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenants or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other Judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other Obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,
           (i)  to file and prove a claim for the whole
amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

           Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  Trustee May Enforce Claims Without
              Possession of Securities.

       All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

        Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           First:    To the payment of all amounts due the
Trustee under Section 607;

           Second: To the holders of Senior Indebtedness in accordance with Article Thirteen;

           Third:     To the payment of the amounts then due
and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

           Fourth: The balance, if any, shall be paid to the Company, its successors and assigns, or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

SECTION 507.  Limitation on Suits.

        No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

      (2) the Holders of not less than 33-1/3% in principal amount of the outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to take any action inconsistent with Article Thirteen or to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508.  Unconditional Right of Holders to Receive
              Principal, Premium and Interest.

        Notwithstanding any other provision in this Indenture but subject to the provisions of Article Thirteen, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

       If the Trustee or any Holder has instituted any proceeding to enforce any right oi remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

SECTION 510.  Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised, subject to the provisions of Article Thirteen, from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

       The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

               (1)   such direction shall not be in conflict
           with any rule  of law or with this Indenture, and

               (2)   the Trustee may take any other action
               deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  Waiver of Past Defaults.

        The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

           (1) in the payment of the principal of or interest on any Security, or

           (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding
     Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.  Waiver of Stay, Extension and Usury Laws.

           The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                           ARTICLE SIX

                           THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

           (a) Except during the continuance of an Event of Default,

                     (1)   the Trustee undertakes to perform
such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                     (2)  in the absence of bad faith on its
part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

           (c)   No provision of this Indenture shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                    (1)  this Subsection shall not be construed
to limit the effect of Subsection (a) of this Section 601;

                     (2)  the Trustee shall not be liable for
any error of judgment made in good faith by a Responsible
Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                     (3)   the Trustee shall not be liable with
respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                     (4)   no  provision of this Indenture
shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

SECTION 602.  Notice of Defaults.

           Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of principal of or interest on any Security or in the payment of any sinking fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in the Section 501(4), no such notice to Holders shall be given until at least 10 days after the occurrence thereof. For the purpose of this Section 602, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.  Certain Rights of Trustee.

        Subject to the provisions of Section 601:

                     (a)   the Trustee may rely and shall be
protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b)   any request or direction of the
Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                     (c)   whenever in the administration of
this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                     (d)  the Trustee may consult with counsel
and the written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                     (e)  the Trustee shall be under no
obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                     (f)   the Trustee shall not be bound to
make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                    (g)  the Trustee may execute any of the
trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and may hire experts to perform any calculations necessary for tax reporting to the extent such calculations are not provided by the Company, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

           The recitals contained herein and in the
securities, except the Trustee's certificates of
authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their
correctness.   The Trustee makes no representations as to
the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying
Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  Compensation and Reimbursement.

               The Company agrees:

                     (1)  to pay to the Trustee from time to
time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                     (2)   except as otherwise expressly
provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, experts and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (3)  to indemnify the Trustee for, and to
hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608.  Disqualification: Conflicting Interests.

           (a)  If the Trustee has or shall acquire any
conflicting interest, as defined in this Section 608, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

           (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section 608, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such failure.

           (c) For the purposes of this Section 608, the Trustee shall be deemed to have a conflicting interest if

                     (1)   the  Trustee is trustee  under
another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                               (i)   this Indenture and such
other indenture or indentures are wholly unsecured and such other indentures or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

                                (ii)   the   Company  shall
have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

      (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

      (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

      (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

      (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

       (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default
(as hereinafter in this subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

      (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

     (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

      (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such date. If the Company fails to make payment in full of the principal of or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the abovementioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

           The specification of percentages in paragraph (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

           For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

                    (d)  For the purposes of this Section 608:

                        (1)   The term "underwriter", when used
with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                       (2)   The term "director" means any
director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

                       (3) The term "person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                      (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

               (5) The term "Company" means any obligor upon the Securities.

               (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

           (e) The percentages of voting securities and other securities specified in this Section 608 shall be calculated in accordance with the following provisions:

       (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 608 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

      (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

      (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

      (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

           (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

           (ii) securities of an issuer held in a sinking fund relating to another class of securities of this issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

           (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

           (iv) securities held in escrow if placed in escrow by the issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

           (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series of different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 609. Corporate Trustee Required; Eligibility.

        There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this
Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

           (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

           (b) The Trustee may resign at any time by giving written notice thereof to the Company and any other obligor upon the Securities. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (c) The Trustee may be removed at any time by the Act of the Holders of a majority in principal amount of the outstanding Securities, delivered to the Trustee and to the Company and any other obligor upon the securities.

           (d)   If at any time:

                (1)  the Trustee shall fail to comply with
Section 608(a) after written request therefor by the Company (and any other obligor upon the Securities) or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                (2)   the Trustee shall cease to be eligible
under Section 609 and shall fail to resign after written request therefor by the Company (and any other obligor upon the Securities) or by any such Holder, or

                (3)   the Trustee shall become incapable of
acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company (and any other obligor upon the Securities) by a Board Resolution may remove the Trustee or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all other Holders similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

           (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company (and any other obligor upon the Securities), by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company (and any other obligor upon the Securities) and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company (and any other obligor upon the Securities). If no successor Trustee shall have been so appointed by the Company (and any other obligor upon the Securities) or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all other Holders similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (f) The Company (and any other obligor upon the Securities) shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of any such event by first class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.

           (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Mercer, Conversion, Consolidation or Succession to Business.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.
In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  Preferential Collection of Claims Against

         (a) Subject to Subsection (b) of this Section 613, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this
Section 613, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this
Section:
                    (1)  an amount equal to any and all
reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                     (2)  all property received by the Trustee
in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property of such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:
                    (A)   to  retain for its own account (i)
payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

                    (B)  to realize, for its own account, upon
any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

                    (C)  to realize, for its own account, but
only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months,' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this
Section 613, would occur within four months; or

                     (D)  to receive payment on any claim
referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph
(B) or (C), as the case may be, to the extent of the fair value of such property.

           For the purposes of paragraph (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purposes of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

           If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payment of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provision of this paragraph, the funds and property held in such special account and proceeds thereof or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                         (i)  the receipt of property or
reduction of claim, which would have given rise to the obligation to account if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

                         (ii)   such receipt of property
or reduction of claim occurred within four months after such resignation or removal.

           (b) There shall be excluded from the operation of Subsection (a) of this Section 613 a creditor relationship arising from:

                          (1)   the  ownership or acquisition
of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                          (2)   advances authorized by a
receiver ship or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                          (3)   disbursements made in the
ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                          (4)  an indebtedness created as a
result of services rendered or promises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

                          (5)   the ownership of stock or of
other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                          (6)   the acquisition, ownership,
acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this
Section 613.

             For the purposes of this Section 613 only:


            (1) the term "def ault" means any failure to make a payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest become due and payable;

            (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section 613 and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

           (3)   the terms "cash transaction" means any
transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

         (5) the term "Company" means any obligor upon the Securities; and

         (6) the term "Federal Bankruptcy Code" means the Bankruptcy Code or Title 11 of the United States Code.

SECTION 614. Appointment of Authenticating Agent.

           The Trustee may appoint an Authenticating Agent
or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial
redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this
Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus or not less than $50,000,000 and subject to supervision
or examination by Federal or State authority.   If  such
Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this
Section 614, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 614.

           Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any mergers, conversion or consolidation to which such Authenticating Agent shall be party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 614, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An  Authenticating Agent may resign at any time
by giving written notice thereof to the Trustee and to the
Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section
614, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first class mail, postage prepaid, to all Holders as their names and addresses appear in the
Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers, and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating
Agent.   No successor Authenticating Agent shall be appointed
unless eligible under the provisions of this Section 614.

           The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 614, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of section 607.

           If an appointment is made pursuant to this Section
614, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

           This is one of the Securities described in the within mentioned Indenture.


           As Trustee



                                By
                                   As Authenticating Agent

                               By

                                   Authorized Officer





                          ARTICLE SEVEN

        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

           The Company and any other obligor upon the Securities will furnish or cause to be furnished to the Trustee:

             (a) for purposes of the initial Securities Registry, a list, in such form as the Trustee may reasonably require, of the names, addresses, and, to the extent feasible, certified tax identification numbers of those persons in whose name the Securities are to be registered,

                     (b)  not more than 15 days after each
Regular Record Date, and in any event no less frequently than semi-annually, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                     (c)   at such other times as the Trustee may
request in writing, within 30 days after the receipt by the Company and any other obligor upon the Securities of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702. Preservation of Information; Communications to Holders.

           (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

           (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                     (i)   afford such applicants access to
the information preserved at the time by the Trustee in accordance with Section 702(a), or

                      (ii)  inform such applicants as to
the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a) and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in
violation of applicable law.   Such written statement shall
specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702 (b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703.  Reports by Trustee.

          (a) Within 60 days after May 15 of each year commencing with the year Securities are first issued pursuant to this Indenture, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security
Register, a brief report dated as of such May 15 with respect to:

                    (1)  its eligibility under Section 609 and
its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

                     (2)  the character and amount of any
advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of l% of the principal amount of the Securities Outstanding on the date of such report.
                     (3)   the  amount, interest rate and
maturity date of all other indebtedness owing by the Company (or by any other obligor on the Security) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

                     (4)   the property and funds, if any,
physically in the possession of the Trustee (as such), or of a depository for it, on the date of such report;

                     (5)  any additional issue of Securities
which the,Trustee has not previously reported; and

                     (6)   any action taken by the Trustee in
the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

           (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section 703 (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities outstanding at such time, such report to be transmitted within 90 days after such time.

           (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.   Reports by Company.

               The Company shall:

                     (1)   file with the Trustee, within 15
days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                    (2)  file with the Trustee and the
Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                    (3)  transmit by mail to all Holders, as
their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the commission.



                          ARTICLE EIGHT

                CONSOLIDATION, MERGER, CONVEYANCE,
                        TRANSFER OR LEASE

SECTION 801.   Company May Consolidate, Etc., Only on
               Certain Terms.

        The Company shall not (whether in a transaction or a series of transactions) consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

      (1) in case the company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

      (2)   immediately after giving effect to such
transaction, no Event of Default shall have happened and be continuing;

     (3) immediately after giving effect to such transaction, the consolidated net worth plus Indebtedness, if any, subordinate to the Senior Indebtedness (as determined on the basis of generally accepted accounting principles) of the Person surviving such merger or to which such conveyance, transfer or lease is made is equal to or greater than the consolidated net worth plus Indebtedness, if any, subordinate to the Senior Indebtedness (as determined in accordance with generally accepted accounting principles) of the Company and its Subsidiaries immediately prior to such transaction (provided, however, that this clause (3) of Section 801 shall not apply to the Merger); and

      (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  Successor Substituted.

      Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance,transfer or lease is made shall succeed to, and besubstituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein,and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations andcovenants under this Indenture and the Securities.



                          ARTICLE NINE

                     SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.

        Without the consent of any Holders, the Company,when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                     (1)   to  evidence the succession of
another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                     (2)   to  add to the covenants of the
Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                     (3)   to  cure any ambiguity, to  correct
or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (3) shall not adversely affect the interests of the Holders; or

                     (4)  notwithstanding any provisions herein
to the contrary, to conform this Indenture to the requirements of the Trust Indenture Act or the requirements of any securities exchange on which the Securities are listed or traded at any time that there are no Holders of Outstanding Securities.

SECTION 902.  SuppleMental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby

                   (1)  change  the Stated Maturity of the
principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or reduce the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                    (2)  reduce the percentage in principal
amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                     (3)    modify any of the provisions  of
this Section 902, Section 512 or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

           It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

           Upon the request of any Holder and subject to the provisions set forth in this Section 902, if this Indenture does not then conform to the requirements of, and may not be qualified under, the Trust Indenture Act, the Company shall authorize by a Board Resolution, and prepare, a supplemental indenture, in form satisfactory to the Trustee, for the purpose of changing the provisions of this Indenture to conform to the requirements of the Trust Indenture Act, as then in effect.

SECTION 903.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

           Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity with Trust Indenture Act .

           Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust
Indenture Act as then in effect.

SECTION 906.  Reference in Securities to Supplemental
              Indentures.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, now Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907.  Limitations of Amendments.

           Notwithstanding any other provisions in this Indenture to the contrary, no amendment, supplement or modification of any provision of Article Thirteen will be effective against any holder of Senior Indebtedness and any successor or assign of any such holder unless such amendment, supplement or modification is expressly consented to in writing by such holder of Senior Indebtedness or its Representative (or by any specified percentage of holders of a class of Senior Indebtedness required to consent thereto pursuant to the terms of the agreement or instrument creating, evidencing or governing such Senior Indebtedness) in which event such amendment, supplement or modification shall be binding on all successors and assigns of such holder and on all Persons who become holders of Senior Indebtedness issued after the date of such amendment, supplement or modification;
and so long as any Senior Indebtedness under or with respect to the Bank Credit Agreement is outstanding, no amendment, supplement or modification of any provision of this Indenture or the Securities relating to any provision of Article Thirteen shortening the tenor, advancing the time or schedule for payments (by increasing the payment amount or otherwise) in respect of redemptions (whether mandatory or optional), sinking fund, principal, interest or other payments, making more restrictive, or adding, covenants, breaches, defaults, or events of default or cure periods or loosening the requirements for acceleration or which would result in the benefits to the Company or the holders of Senior Indebtedness provided by this Indenture or the securities being limited or in any way restricted or diminished, shall be effective unless expressly agreed to in writing by the specified percentage of holders of Senior Indebtedness required to consent thereto pursuant to the terms of the Bank Credit Agreement.


                           ARTICLE TEN

                            COVENANTS


SECTION 1001.  Payment of Securities.

        The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

          The Company will maintain in McLean, Virginia, an office or agency where Securities may be presented or surrendered for payment of principal, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the company in respect of the Securities or this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

           The Company may also from time to time designate one or more other offices or agencies (in or outside Virginia) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in McLean, Virginia for such purposes. The company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Security Payments to Be Held in Trust.

           If the Company shall at any time act as its own Paying Agent it will, one day before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum (or, where permitted and the Company so elects, additional Securities) sufficient to pay the principal or interest so becoming due until such sums (or Securities) shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act; provided that such trust shall arise and be enforceable only on the date payment is due; and only to the extent payment is then due, and only as to funds actually segregated and appropriated to such payments; and only if payment with respect to the Securities is permitted at the time under Article Thirteen.

           Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum (or, where permitted and the Company so elects, additional Securities) sufficient to pay the principal or interest so becoming due, such sum (or Securities) to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

           The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent will:

                     (1)  hold all sums (or Securities) hold by
it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums (or Securities) shall be paid to such Persons or otherwise disposed of as herein provided;

                    (2)  give the Trustee notice of any default
by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

                    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums (or Securities) so held in trust by such Paying Agent.

           The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums (or Securities) hold in trust by the Company or such Paying Agent, such sums (or Securities) to be hold by the Trustee upon the same trusts as those upon which such sums were held by the company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money (or Securities).

           Any money (or Securities) deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid (or delivered) to the Company on Company Request, or (if then hold by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (or Securities), and all liability of the Company as trustee there of, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment (or delivery), may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, notice that such money (or Securities) remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money (or Securities) then remaining will be repaid (or delivered) to the Company.

SECTION 1004.  Preservation of Corporate Existence.

           Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and corporate franchises except where the failure to preserve and keep in full force and effect such corporate franchises would not have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

SECTION 1005.  Maintenance of Properties.

           The Company will cause all properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 1005 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any of its subsidiaries and would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

SECTION 1006.  Payment of Taxes and Other Claims.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings if adequate reserves therefor have been established in accordance with generally accepted accounting principles, or where the failure to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim would not have a material adverse effect on the company and its Subsidiaries taken as a whole.

SECTION 1007.  Statement by Officers as to Default.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                         ARTICLE ELEVEN

                    REDEMPTION OF SECURITIES

SECTION 1101.  Right of Redemption.

           Subject  to  restrictions contained in the Bank Credit
Agreement, the Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time at a Redemption Price equal to 100% of the principal amount of Securities so redeemed, together with accrued interest to the Redemption Date.

SECTION 1102.  Applicability of Article.

           Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103.  Election to Redeem; Notice to Trustee.

           The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1104.  Selection by Trustee of Securities to Be
               Redeemed.

           If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by selecting for redemption in full, or on a lot-by-lot basis to the extent possible (commencing with the smallest denominations outstanding in order of increasing amount), all Securities with denominations of less than $1,000 and then allocating the remaining principle amount to be redeemed, if any, among the outstanding Securities and selecting for redemption such Securities by lot; provided, however, that the Company may by Company Order direct the Trustee to redeem Securities of greater than $1,000 denomination on a pro rata basis, or by any other method which the Trustee shall deem fair and appropriate; and provided further, that any method chosen is in compliance with any applicable rules or regulations of any stock exchange on which the Securities may be listed.

           The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

           For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any

Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.  Notice of Redemption.

          Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.


             All notices of redemption shall state:


           (1)   the Redemption Date,

           (2)   the Redemption Price,

           (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6) that the redemption is for the sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.  Deposit of Redemption Price.

           Not later than the Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section
1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1107.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor
Securities, registered as such, at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

           If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1108.  Securities Redeemed in Part.

           Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so require, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 1109.  Notice of Redemption to Agent.

           No redemption of Securities pursuant to Section 1101, and no deposit of funds with the Trustee pursuant to such redemption, shall be made by the Company at any time when the Bank Credit Agreement is in effect unless the Trustee has not more than 45 days prior to the Redemption Date given written notice thereof to the Agent under the Bank Credit Agreement and
(i) the Trustee has received, within 15 days after such notice is given, a written notice from such Agent to the effect that such payment is, or will be at the time, or will be at the Redemption Date, permitted under the Bank Credit Agreement, or (ii) if, within such 15-day period, the Trustee shall not have received such notice from the Agent, the Trustee shall have received an opinion of Counsel to the effect that such deposit is, at the time, permitted under the Bank Credit Agreement.

                              ARTICLE TWELVE

                               SINKING FUND

SECTION 1201.  Sinking Fund Payments.

           As and for a sinking fund for the retirement of the Securities, the Company will, until all Securities are paid or payment thereof provided for, deposit in accordance with Section 1106, prior to June 30 in each year, commencing in 1999 and ending in 2003, an amount in cash sufficient to redeem on each such June 30 twenty percent (20%) of the highest amount at any time outstanding of the Securities and the remaining amount of the issue to be redeemed at maturity, at 100% of the principal amount of the Securities to be redeemed, together with interest accrued to the date of each such redemption. The cash amount of any sinking fund payment is subject to reduction as provided in
Section 1202. Each sinking fund payment shall be applied to the redemption of Securities on such June 30 as herein provided.

SECTION 1202.  Satisfaction of Sinking Fund Payments
               with Securities.

           The Company may (1) deliver Outstanding Securities (other than any previously called for redemption) and (2) apply as a credit Securities which have been redeemed at the election of the Company pursuant to Section 1101 in satisfaction of all or any part of any sinking fund payment required to be made pursuant to Section 1201, provided that such Securities have not been previously credited to the Securities mandatory redemption
requirement.   Each such Security shall be received and credited
for such purpose by the Trustee at 100% of the principal amount of such Security and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.  Redemption of Securities for Sinking Fund.

           On or before the 60th day prior to the Redemption Date in each year commencing with the year 1999 and ending in 2003 the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment pursuant to Section 1201, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Before the 30th day prior to the Redemption Date in each such year, the Trustee shall select the securities to be redeemed upon the next ensuing Redemption Date in the manner specified in Section 1104 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided
in Section  1105.   Such notice having been duly given, the
redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1107 and 1108.



                        ARTICLE THIRTEEN

                   SUBORDINATION OF SECURITIES

SECTION 1301.  Securities Subordinate to Senior Indebtedness.

         The provisions of this Article apply notwithstanding anything to the contrary contained in the Securities or this Indenture. The Company covenants and agrees, and each Holder of a Security, by such Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of and the interest on all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. This Article Thirteen constitutes a continuing offer to all Persons who have become holders of, or continue to hold, Senior Indebtedness, each of whom is an obligee hereunder and is entitled to enforce such holder's rights hereunder, subject to the provisions hereof, without any act or notice of acceptance hereof or reliance hereon.

SECTION 1302.  Payment Over of Proceeds Upon Dissolution,
               Etc.

          (a)   In the event of any Insolvency or
Liquidation Proceeding, (1) all Senior Indebtedness under or with respect to the Bank Credit Agreement and (2) all amounts payable in respect of any other Senior Indebtedness shall first be paid in full in cash before the Holders of the Securities are entitled to receive any direct or indirect payment or distribution of any cash, property or securities (excluding Reorganization securities) on account of principal of or interest on the Securities.

          (b) The holders of Senior Indebtedness (or their respective Representatives) shall be entitled to receive directly, for application to the payment thereof(to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any substantially concurrent payment or distribution to the holders of such senior Indebtedness), in the following order of priority, any payment or distribution of any kind or character, whether in cash property or securities (excluding Reorganization Securities but including any payment or distribution, except Reorganization Securities, which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) which may be payable or deliverable in respect of the securities in any such Insolvency or Liquidation Proceeding: first, so long as any Senior Indebtedness under or with respect to the Bank
Credit Agreement is outstanding, to the holders of such Senior Indebtedness (pro rata on the basis of the respective amounts of such Senior Indebtedness held by them) (or their Representatives) ; and, second, if and only if all Senior Indebtedness under or with respect to the Bank Credit Agreement is paid in full in cash, to the holders of any other Senior Indebtedness (pro rata on the basis of the respective amounts of such other Senior Indebtedness held by them) (or their respective Representatives).

           (c)   In the event that, notwithstanding the
foregoing provisions of this Section 1302, the Trustee or any Paying Agent or the Holder of any Security shall have received any payment from or distribution of assets of the Company or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of the Securities, whether in cash, property or securities (excluding Reorganization Securities but including any payment or distribution, except Reorganization Securities, which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) before all Senior Indebtedness is paid in full in cash, then and in such event such payment or distribution shall be received and held in trust for and shall be paid over, in the following order of priority, to the holders of the Senior Indebtedness remaining unpaid (or their respective Representatives), to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any substantially concurrent payment or distribution to the holders of such Senior Indebtedness, for application to the payment in full in cash of such Senior Indebtedness: first, so long as any Senior Indebtedness under or with respect to the Bank Credit Agreement is outstanding, to the holders of such Senior Indebtedness (pro rata on the basis of the respective amounts of such Senior Indebtedness held by them) (or their respective Representatives); and, second, if and only if all Senior Indebtedness under or with respect to the Bank Credit Agreement is paid in full in cash, to the holders of any other Senior Indebtedness (pro rata on the basis of the respective amounts of such other Senior Indebtedness hold by them) (or their respective Representatives).

SECTION 1303.  Default on Senior Indebtedness.

        (a)  If there exists a default in the payment when due
(whether at maturity or upon acceleration or mandatory prepayment, or on any principal installment payment date or interest payment date, or otherwise) of any Senior Indebtedness
(a "Payment Default") and such default shall not have been cured, or such default, or the benefits of this sentence, shall not have been waived in writing by or on behalf of the holders of such Senior Indebtedness (or their Representative, if any), then any payment on account of principal of or interest on the Securities to which the Holders of the Securities would then be entitled
(other than payment with Indebtedness which is subordinated to at least the same extent as the Securities to (a) Senior Indebtedness and (b)
(b) any securities issued in exchange for Senior Indebtedness) to receive, but for the provisions of this Section 1303(a), shall instead be paid over, in the following order of prior, to the holders of such Senior Indebtedness (or their Representative, if any) until all amounts of Senior Indebtedness then due and payable have been paid in full in cash, prior to any direct or indirect payment by or on behalf of the Company to the Trustee or such Holders of any principal of or interest on the Securities: first, so long as any Senior Indebtedness then due and payable under or with respect to the Bank Credit
Agreement is outstanding, to the holders of such Senior
Indebtedness (pro rata on the basis of the respective amounts of such Senior Indebtedness held by them) (or their respective
Representatives) and, second, if and only if all Senior
Indebtedness then due and payable under or with respect to the Bank Credit Agreement is paid in full in cash to the holders of any other Senior Indebtedness then due and payable (pro rata on Indebtedness held by them) (or their respective Representatives).

      (b) The Company may not, directly or indirectly, make any payment on account of the principal of or interest on the Securities (other than payment with Indebtedness which is subordinated to at least the same extent as the Securities to
(a) Senior Indebtedness and (b) any securities issued in exchange for Senior Indebtedness) during the period (a "Covenant Deferral Period") from the date the Company receives (1) from the Agent under the Bank Credit Agreement, (2) from a Representative or
(3) from a holder of Senior Indebtedness that has no Representative, an effective notice (a "Covenant Deferral Notice") of the existence of any event of default (other than a Payment Default) of the general type referred to in, or resulting from, the Company's failure to perform obligations of the general type referred to in Sections 10.07, 10-10, 10.11, 11, 12.02 and 12.04, through 12.13 of the Bank Credit Agreement as originally executed, whether such event of default arises under the Bank Credit Agreement or under any other agreement or instrument pursuant to which any other Senior Indebtedness is issued, in each instance as now in effect or as hereafter from time to time modified or amended, without necessity of consent by or notice to the Trustee or any Holders of the Securities (a "Specified Covenant Default"), until the earlier of (i) the date all Payment Defaults and all Specified Covenant Defaults are cured (if capable of being cured), waived in writing or otherwise cease to exist, (ii) the date application of this Section 1303(b) has been waived in writing by the Agent under the Bank Credit Agreement in accordance with the terms of the Bank Credit Agreement (or if all Senior Indebtedness under or with respect to the Bank Credit Agreement has been paid in full in cash, the holders of not less than 50% in aggregate principal amount of all other Senior Indebtedness (or their respective Representatives) waive in writing the application of this
Section 1303(b)), and (iii) the 180th day after receipt by the Company of such Deferral Notice. So long as any Senior Indebtedness is outstanding under the Bank Credit Agreement, only the Agent under the Bank Credit Agreement may deliver an effective Covenant Deferral Notice under this Section 1303(b), and thereafter such a Covenant Deferral Notice may only be given in accordance with Section 1308.

           (c)   Upon termination of any Covenant Deferral
Period, the Company shall resume payments on account of principal of and interest on the Securities subject to the obligation of the Company, the Trustee and the Holders of securities (or their Representatives) to pay over to the holders of Senior Indebtedness amounts otherwise payable on account of the principal of and interest on the Securities pursuant to the provisions of, and in the circumstances specified in, this Article Thirteen.

           (d)  During any period that any Senior Indebtedness
is outstanding under the Bank Credit Agreement, payment on
account of the Securities may not be accelerated during any
Covenant Deferral Period or any Payment Deferral Period (as
hereinafter defined) unless (1) payment of any Indebtedness in an aggregate principal amount exceeding $15,000,000 has been accelerated and remains unpaid, or (2) the provisions of Section
1302 are applicable.  So long as any Senior Indebtedness is
outstanding under or with respect to the Bank Credit Agreement, the Trustee or the Holders of the Securities shall give the Agent under the Bank Credit Agreement ten days prior notice of any proposed acceleration with respect to the Securities (which
notice may be given during a Covenant or Payment Deferral Period provided that the proposed acceleration is not to be effective until the expiration of such  Deferral Period).  A copy of each
Covenant Deferral Notice and each Payment Deferral Notice (as hereinafter defined) shall be sent to the Trustee but the
failure to do so shall not modify or limit in any way the
operation of any Covenant or Payment Deferral Notice given
hereunder.   The term "Payment Deferral Period" shall mean
the period commencing on the date the Company receives (1) from the Agent under the Bank Credit Agreement, (2) from a Representative or (3) from a holder of Senior Indebtedness that has no Representative, an effective notice (a "Payment Deferral
Notice") of the existence of a Payment Default and ending on the earlier of (i) the date such Payment Default and all Specified
Covenant Defaults are cured, waived in writing or otherwise cease to exist, (ii) the date application of this Section 1303(d) has been waived in writing by the Agent under the Bank Credit
Agreement in accordance with the terms of the Bank Credit
Agreement (or, if all Senior Indebtedness under or with respect to the Bank Credit Agreement has been paid in full in cash, the holders of not less than 50% in aggregate principal amount of all other Senior Indebtedness (or their respective
Representatives) waive in writing the application of this Section 1303(d)), and (iii) the 180th day after receipt by the Company of such Payment Deferral Notice. So long as any Senior Indebtedness is outstanding under the Bank Credit Agreement, only the Agent under the Bank Credit Agreement may deliver an effective Payment
Deferral Notice under this Section 1303(d), and thereafter such a Payment Deferral Notice may only be given in accordance with
Section 1308. For purposes of this Section 1303(d) and for purposes of Section 1303(b), (w) only one Covenant Deferral
Notice relating to the same specified Covenant Default may be given and only one Payment Deferral Notice relating to the same
Payment Default may be given; (x) a single Deferral Notice may serve as both a Covenant and a Payment Deferral Notice, if Specified Covenant and Payment Defaults exist simultaneously; (y) no subsequent Deferral Notice may be given with respect to any Specified Covenant Default or any Payment Default existing at the time an effective Covenant and/or Payment Deferral Notice is given; and (z) if any such Covenant and/or Payment Deferral
Notice has been given and is effective, no subsequent Covenant and/or Payment Deferral Notice with respect to any number of different Specified Covenant Defaults or Payment Defaults shall be effective until the later of (X) the date such subsequent
Covenant and/or Payment Deferral Notice is received by the company or (Y) the 365th day after receipt of the then most recent prior effective Deferral Notice (whether respecting a Specified Covenant Default or a Payment Default or both). The provisions of this Section 1363(d) shall not in any way alter or affect the provisions of Section 1303(a).

           (e) In the event that, notwithstanding the foregoinq provisions of Section 1303(a), any payment shall be made by or on behalf of the Company from assets of the Company and received by any Holder or the Trustee on behalf of any Holder at a time when such payment was prohibited by the provisions of Section 1303(a), then such payment shall be held in trust for the benefit of and shall be immediately paid over, in the following order of priority, to the holders of Senior Indebtedness remaining unpaid or their respective Representatives, for application to the payment in full of all Senior Indebtedness then due and payable in accordance with its terms (after giving effect to any prior or substantially concurrent payment to the holders of such Senior indebtedness): first, so long as any Senior Indebtedness then due and payable under or with respect to the Bank Credit Agreement is outstanding, to the holders of such Senior Indebtedness (pro rata, on the basis of the respective amount of such Senior Indebtedness held by them) or their respective Representatives; and, second, if and only if all Senior Indebtedness then due and payable under or with respect to the Bank Credit Agreement is paid in full in cash, to the holders of any other Senior Indebtedness then due and payable (pro rata, on the basis of the respective amount of such other
Senior Indebtedness held by them) or their respective
Representatives.

         In the event that, notwithstanding the foregoing provisions of Section 1303(b), any payment shall be made by or on behalf of the Company from assets of the Company and received by any Holder or the Trustee on behalf of any Holder at a time when such payments was prohibited by the provisions of Section 1303(b) then such payment shall be held in trust for the benefit of and shall be immediately paid over, in the following order of priority, to the holders of Senior Indebtedness remaining unpaid or their respective Representatives, for application to the payment of all Senior Indebtedness in full in accordance with its terms (after giving effect to any prior or substantially concurrent payment to the holders of such Senior Indebtedness); first, so long as any Senior Indebtedness under or with respect to the Bank Credit Agreement is outstanding, to the holders of such Senior Indebtedness (pro rata, on the basis of the respective amount of such Senior Indebtedness held by them) or their respective Representatives; and, second, if and only if all Senior Indebtedness under or with respect to the Bank Credit Agreement is paid in full in cash, to the holders of any other Senior Indebtedness (pro rata, on the basis of the respective amount of such other Senior Indebtedness held by them) or their respective Representatives.

           (f) The provisions of this Section 1303 shall not modify or limit in any way the application of Section 1302.
The provisions of Sections 1303(b), (c) and (d) shall not modify or limit in any way the application of Section 1303(a).

SECTION 1304.  Subrogation to Rights of Holders of
               Senior Indebtedness.

        After all amounts payable under or in respect of Senior Indebtedness are paid in full in cash, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of, or otherwise applied to payment of, such Senior Indebtedness pursuant to the provisions of this Article Thirteen (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinate and subject in right of payment to Senior Indebtedness to substantially the same extent as the Securities are so subordinate and subject in right of payment and which is entitled to like rights and subrogation), to the rights of the holders of such Senior Indebtedness (or their respective Representatives) to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness (or their respective Representatives) of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Thirteen, and no payments over pursuant to the provisions of this Article Thirteen to the holders of Senior Indebtedness (or their respective Representatives) by the Company, Holders of the Securities or the Trustee shall, as among the Company and its creditors (other than holders of Senior Indebtedness and the Holders of the Securities), be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Thirteen are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand and the Holders of Securities on the other hand.

           If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Thirteen shall have been applied, pursuant to the provisions of the Article Thirteen, to the payment of all amounts payable under the Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinate and subject in right of payment to Senior Indebtedness to substantially the same extent as the Securities are subordinate and subject in right of payment and which is entitled to like rights) from the holders of such Senior Indebtedness (or their respective Representatives) any substantially contemporaneous payments or distributions received by such holders of Senior Indebtedness (or their respective Representatives) in excess of the amount sufficient to pay in full in cash all obligations payable under or in respect of such Senior Indebtedness.

SECTION 1305.  Rights of Holders Not To Be Impaired.

        Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities is intended to or shall:

          (a) impair, as among the Company, its creditors and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or

           (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company;
or

           (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of Senior Indebtedness to receive payments or distributions otherwise payable or deliverable to, or received by, the Trustee or such Holder upon the exercise of any such remedy and subject to the restriction on acceleration set forth in
Section 1303(d) hereof.

SECTION 1306.  Trustee to Effectuate Subordination.

           Each Holder of a Security by such Holder*s acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen and appoints the Trustee such Holder's attornoy-in-fact for any and all such purposes including, in any Insolvency or Liquidation Proceeding, the timely filing of a claim for the unpaid balance of such Holder's Securities in the form required in said proceedings and causing said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claims or proofs, then, so long as any Senior Indebtedness under or with respect to the Bank Credit Agreement is outstanding, the Agent under the Bank Credit Agreement is hereby authorized, and upon payment in full in cash of all Senior Indebtedness outstanding under the Bank Credit Agreement, the holders of the other Senior Indebtedness, or their Representatives, are hereby authorized, and shall have the right (without any duty), to file an appropriate claim for and on behalf of such Holders of the Securities.

SECTION 1307.  No Waiver of Subordination Provisions.

           No right of any present or future Agent under the Bank Credit Agreement, holder of any Senior Indebtedness, or Representative thereof, to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such Agent under the Bank Credit Agreement, holder or Representative thereof, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture or the Securities regardless of any knowledge thereof which any such Agent under the Bank Credit Agreement, holder or Representative thereof may have or be otherwise charged with.

           Without in any way limiting the generality of the foregoing paragraph, the Agent under the Bank Credit Agreement and the holders of Senior Indebtedness (or their Representatives, if applicable) may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Trustee or any Holders of the Securities and without impairing or releasing the subordination and other benefits provided in this Article Thirteen or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following all without notice to the Trustee or any Holder of Securities and even if any right of reimbursement or subrogation or other right or remedy of the Trustee or any Holder of the Securities is affected, impaired or extinguished thereby:

                      (1)   change the manner, place or terms
of payment or change or extend the time of payment of, or renew, exchange, amend or alter, the terms of any Senior Indebtedness, any security therefore or guaranty thereof or any liability of the Company or any guarantor to such holder, or any liability incurred directly or indirectly in respect thereof, or otherwise amend, renew, exchange, modify or supplement in any manner Senior Indebtedness or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Indebtedness is outstanding;

                     (2)    sell, exchange, release, surrender,
realize upon, enforce, or otherwise deal with in any manner and any order any property pledged, mortgaged or otherwise securing Senior Indebtedness or any liability of the Company or any guarantor to such holder, or any liability incurred directly or indirectly in respect thereof;

                      (3)    settle or compromise any Senior
Indebtedness or any other liability of the Company or any guarantor of the Senior Indebtedness to such holder or any security therefore or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Indebtedness) in any manner or order; and

                     (4)   fail to take or to record or otherwise
perfect, for any reason or for no reason, any lion or security interest securing Senior Indebtedness by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any guarantor or any other Person, elect any remedy and otherwise deal freely with the Company and any security and any guarantor of the Senior Indebtedness or any liability of the Company or any guarantor to such holder or any liability incurred directly or indirectly in respect thereof.

SECTION 1308.  Notice to Trustee.

           The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article Thirteen and shall not result in any default or Event of Default under this Indenture or the Securities. Notwithstanding the provisions of this Article
Thirteen or any other provision of this Indenture or the Securities, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit pursuant to this Article Thirteen the making of any payment (other than payments pursuant to Articles Four or Eleven) to or by the Trustee in respect of the Securities, unless and until a Responsible officer of the Trustee shall have received written notice thereof from the Company, the Agent under the Bank Credit Agreement or a holder of Senior Indebtedness or, when applicable, the Representative therefor, together, in the case of any holder of Senior Indebtedness or any Representative therefor other than the Agent under the Bank Credit Agreement, with reasonable proof satisfactory to the Trustee of such holding of Senior
Indebtedness or of the authority of such Representative; and, prior to the receipt of any such written notice, the Trustee, subject to the provision of Section 601, shall be entitled in all respect to assume that no such facts exist. If the Trustee shall not have received the notice provided for in this Section
1308 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date. Notwithstanding any provision in this Indenture to the contrary, only the Company, the Agent under the Bank Credit Agreement or other Representative, or a holder of Senior Indebtedness that has no Representative, may give notice to the Trustee that a payment on account of principal or interest on the Securities would violate the provisions of this Article Thirteen.

           Nothing in this Section 1308 is intended to or shall relieve any Holder of the Securities from the obligations imposed under Section 1302 and 1303 with respect to monies or other distributions received in violation of the provisions hereof.

SECTION 1309.  Reliance on Court Orders; Evidence of Status.

         Upon any payment or distribution of assets of the Company referred to in Section 1302, the Trustee and Holders of Securities shall be entitled to rely upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution delivered to the Trustee or to Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

            In the absence of any such receiver, trustee in bankruptcy, liquidating trustee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or is such a Representative) to establish that any notice pursuant to
Section 1308 has been duly given or for any other relevant purpose. In the event that the Trustee determined in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness (or such a Representative), as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer (without liability to any holder of Senior Indebtedness or any Representative of such holder) any payment to such Person pending judicial determination as to the right of such Person to receive such payment or until such time as the Trustee shall be otherwise satisfied as to the right of such Person to receive such payment.

SECTION 1310.  Payment.

           A payment with respect to a Security or with respect to principal of or interest on a Security shall include, without limitation, payment of principal of and interest on any Security, any depositing of funds under Article Four, any sinking fund, any payment on account of mandatory or optional redemption provisions and any payment or recovery on any claim (whether for rescission or damages and whether based on contract or tort) relating to or arising out of the offer, sale or purchase of any Security, provided that any such payment, depositing, sinking fund, other payment or recovery not prohibited pursuant to this Article Thirteen (and in accordance with Article Four and Article
Eleven, to the extent applicable) at the time actually made shall not be subject to any recovery by any holder of Senior Indebtedness or Representative therefor or other Person pursuant to this Article Thirteen at any time thereafter, notwithstanding the fact that the Trustee or any paying agent may be holding any such amounts.

SECTION 1311.  Right of Trustee as Holder of Senior Indebtedness.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 1312.  Article Not To Prevent Events of Default.

         The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Thirteen shall not be construed as preventing the occurrence of a default or an Event of Default under this Indenture. Except as expressly provided in Section 1303(d), nothing in this Article Thirteen shall affect the rights of the Holders of the Trustee to accelerate the maturity of the Securities in accordance with their terms.

SECTION 1313.  Trustee's Compensation Not Prejudiced.

          Nothing in this Article Thirteen shall apply to any amounts due to the Trustee pursuant to Section 607.

SECTION 1314. Limitation on Obligation of Trustee and Holders of Securities.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. Neither the Holders of Securities nor the Trustee shall be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if in good faith it shall mistakenly pay over or deliver to Holders of Securities, the Company or any other Person monies or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise.

SECTION 1315.  Distribution or Notice to Representative.

         Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

SECTION 1316.  Application by Trustee of Monies Paid to It.

         Nothing contained in this Article Thirteen or elsewhere in this Indenture shall (i) affect the obligations of the Company to make, prevent the Company from making at any time, except as specified in Section 1302 or 1303 to the extent provided therein, payment at any time of principal of or interest on the Securities, or (ii) prevent the application by the Trustee of any monies paid to it on account of the principal of or interest on the Securities if, at the time of such application, such payment vould not have been prohibited by the foregoing provisions of this Article Thirteen.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    DYNCORP


                                    By

[SEAL]

Attest



     Secretary
                              THE RIGGS NATIONAL BANK OF
                                WASHINGTON, D.C., as Trustee


                               By
[SEAL]                          Alexander C. Baker
                                Senior Vice President and
                                  Trust Officer
Attest